Exhibit 10.01
                                                                  -------------




                               BUY-OUT AGREEMENT

         This Agreement is entered into as of August 20, 2004, by and among Lumbermens Mutual Casualty Company, an Illinois mutual insurance company ("Lumbermens"), American Motorists Insurance Company, an Illinois stock insurance company, American Manufacturers Mutual Insurance Company, an Illinois mutual insurance company, American Protection Insurance Company, an Illinois stock insurance company, and Kemper Lloyds Insurance Company, a Texas Lloyds company (individually, Lumbermens and each of the other companies identified above are referred to herein as a "Kemper Company" and, collectively, as the "Kemper Companies"), Unitrin, Inc., a Delaware corporation ("Unitrin"), Unitrin Services Company, an Illinois corporation ("USC"), Trinity Universal Insurance Company, a Texas stock insurance company ("Trinity") and those of other subsidiaries and affiliates of Trinity not named in this paragraph that are also signatories to this Agreement (individually, Trinity and each of such other subsidiaries and affiliates are referred to herein as a "Trinity Company" and, collectively, as the "Trinity Companies").

         WHEREAS, Trinity, USC and the Kemper Companies have entered into an Asset Purchase Agreement, dated as of April 19, 2002 (the "Asset Purchase Agreement"), pursuant to which Trinity and USC acquired certain assets of, and assumed control over, certain business operations of the Kemper Companies formerly known as the Individual and Family Group business unit and currently operated by the Trinity Companies as the Kemper Auto and Home unit ("KAH"), which underwrites, administers and sells certain types of personal lines property and casualty insurance policies ("Policies");

         WHEREAS, Unitrin and Lumbermens have entered into a Stock Purchase Agreement, dated as of April 19, 2002 (the "Stock Purchase Agreement") pursuant to which Unitrin acquired all of the issued and outstanding capital stock of the Kemper Enterprise Group, Inc. (currently known as Kemper Auto and Home Group, Inc.), including certain of its subsidiaries engaged in the underwriting, administering and selling of certain Policies via the Internet ("Kemper Direct");

         WHEREAS, certain Trinity Companies and the Kemper Companies have entered into a Policy Conversion Agreement, dated as of June 28, 2002 (the "Policy Conversion Agreement"), pursuant to which such Trinity Companies acquired the right to replace the Kemper Companies upon renewal of certain Policies underwritten on and after the Conversion Date (as defined in the Policy Conversion Agreement), while the Kemper Companies retained all liabilities associated with both Policies that were issued by any Kemper Company through KAH prior to the Conversion Date and certain other Policies that have been or will be issued or renewed on Kemper Company paper on and after the Conversion Date for a Kemper Company's own account (collectively, all such Policies are referred to hereinafter as "Kemper Policies");

         WHEREAS, Trinity and the Kemper Companies have entered into an Administrative Services Agreement, dated as of June 28, 2002 (the "Services Agreement"), pursuant to which Trinity provides administrative and claims services to Kemper with respect to the Kemper Policies;

         WHEREAS, certain Trinity Companies and the Kemper Companies have entered into an Amended and Restated Reinsurance Agreement, dated as of June 6, 2003 (the "Reinsurance Agreement"), pursuant to which Trinity reinsures on an indemnity reinsurance basis certain Policies issued on Kemper Company paper on and after the Conversion Date (the "Ceded Policies"), and provides administrative services for such Ceded Policies;

         WHEREAS, Trinity and Lumbermens have entered into a Transition Bridging Agreement, dated June 28, 2002 (the "Transition Agreement"), pursuant to which the Kemper Companies have provided certain services for KAH and Kemper Direct during a transition period following the closing of the acquisition transactions contemplated by the Asset Purchase Agreement and the Stock Purchase Agreement;

         WHEREAS, Trinity and Lumbermens have entered into an Employee Agreement, dated June 28, 2002 (the "Employee Agreement"), pursuant to which the Kemper Companies provided Trinity with certain employees who furnished certain services to KAH and Kemper Direct during a transition period following the closing of the acquisition transactions contemplated by the Asset Purchase Agreement and the Stock Purchase Agreement;

         WHEREAS, pursuant to the Policy Conversion Agreement, certain Trinity Companies are obligated to pay the Kemper Companies certain commissions and contingent bonus commissions (collectively, the "Commissions") with respect to certain Policies produced on behalf of KAH or marketed, underwritten, issued and administered by Kemper Direct;

         WHEREAS, pursuant to the Reinsurance Agreement, certain Trinity Companies are obligated to reimburse the Kemper Companies for certain premium taxes, policy fees and assessments incurred by the Kemper Companies with respect to the Ceded Policies (the "Reimbursement Obligations");

         WHEREAS, pursuant to the Services Agreement, the Kemper Companies are obligated to pay Trinity certain fees in compensation for services provided to the Kemper Companies by Trinity with respect to the Kemper Policies (the "Service Fees");

         WHEREAS, pursuant to the Stock Purchase Agreement, Lumbermens is obligated to pay Unitrin certain reserve adjustments under the Stock Purchase Agreement;

         WHEREAS, pursuant to the Employee Agreement, the parties have disagreed about Trinity's obligation to reimburse Lumbermens for the cost of certain pension benefits, but in the interest of settling the dispute, Trinity agrees subject to the terms and conditions of this Agreement to reimburse Lumbermens for the cost of certain pension benefits with respect to the employees provided to Trinity pursuant to such Agreement (the "Pension Costs");

         WHEREAS, the Commissions owed to the Kemper Companies are presently being paid as earned over a period extending to 2008;

         WHEREAS, the Kemper Companies would benefit from the current receipt of potential future Commission obligations that will come due from the Trinity Companies;

         WHEREAS, the parties have agreed upon an estimate of such future Commission obligations, and the Trinity Companies are willing to pay such estimated obligations in a lump sum to the Kemper Companies;

         WHEREAS, the parties therefore wish to effect a final settlement of all obligations with respect to the payment of Commissions, Service Fees, certain reserve adjustments under the Stock Purchase Agreement and Pension Costs and certain Reimbursement Obligations; and

         WHEREAS, the Trinity Companies wish to purchase from Lumbermens an extension of the term of the current license to a one hundred-year license to use the Kemper Brands (as defined in the Asset Purchase Agreement) in connection with the promotion and conduct of personal lines property and casualty insurance business, and Lumbermens wishes to provide the Trinity Companies with such a license on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties, in consideration of the foregoing premises, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                                  ARTICLE I
                                  ---------
                             SETTLEMENT AND RELEASE
                             ----------------------

         Section 1.1. Settlement_Payment. On August 31, 2004 or such other date as the parties may mutually agree (the "Closing Date") and subject to the satisfaction or waiver of all conditions to closing set forth in Sections 4.1 and 4.2 of this Agreement, Trinity shall pay Lumbermens for the benefit of all of the Kemper Companies a Net Settlement Amount of $31,929,734 in immediately available funds. The Net Settlement Amount is comprised of:

         (a) $13,003,892 in full satisfaction of all obligations of the Trinity Companies that are parties to the Policy Conversion Agreement to pay commissions pursuant to Section 7.1 thereof, plus

         (b) $18,444,530 in full satisfaction of all obligations of such Trinity Companies to pay bonus commissions pursuant to Section 7.2 of the Policy Conversion Agreement, plus

         (c) $4,036,377 in full satisfaction of all obligations of the Trinity Companies that are parties to the Reinsurance Agreement to reimburse the Kemper Companies pursuant to Section VIII.B(1) thereof, the Trinity Companies hereby agreeing that they will not write greater than $3.0 million of premium on the Kemper Companies' paper on or after July 1, 2004, plus

         (d) $798,300 in full satisfaction of Trinity's agreement to reimburse Lumbermens for certain pension costs pursuant to Section 7 of the Employee Agreement, plus

         (e) $165,979 in full satisfaction of any obligation of the Trinity Companies to reimburse the Kemper Companies for all IBM lease payments and any other costs incurred by the Kemper Companies that were to be assumed and discharged by the Trinity Companies, less

         (f) $3,499,380 in full satisfaction of all obligations of the Kemper Companies to pay administrative fees to Trinity pursuant to Sections 10(b) and 10(c) of the Services Agreement, less

         (g) $923,562 in full satisfaction of all obligations of Lumbermens pursuant to Article 13A (Post-Closing Reserve Adjustments) of the Stock Purchase Agreement, less

         (h) $96,402 in full satisfaction of all obligations of Lumbermens to reimburse the Trinity Companies for assigned risk assessments borne by the Trinity Companies to the extent such assessments have been levied by reason of the inclusion of the premiums from commercial lines business of the Kemper Companies used in the premium base in the assessment.

         Any payment made pursuant to this Section 1.1 shall be final, and no party hereto shall be entitled to any subsequent adjustment of, or correction to, the amount of such payment; provided, however, that the parties agree that the amount of $3,499,380 in administrative fees credited in the above calculation represents fees payable to Trinity for administrative services up to the Closing Date and no part of such amount is attributable to fees which would have become payable by the Kemper Companies pursuant to Section 10(b) of the Service Agreement for any subsequent period during which Trinity provides services to the Kemper Companies pursuant to the Service Agreement. Notwithstanding anything contained herein to the contrary, Trinity remains obligated to perform services to the Kemper Companies pursuant to the Service Agreement without any right to additional payment from any Kemper Company, other than payments due pursuant to Section 10(a) thereof; provided, further, that nothing contained herein shall be construed to reduce, modify or otherwise affect the obligations of any party pursuant to Section 9 of the Service Agreement.

         Section 1.2. Termination of Transition and Employee Agreements. The parties hereby agree that, upon receipt by Lumbermens of the payment described in Section 1.1 of this Agreement, both the Transition Agreement and the Employee Agreement shall have been fully performed and shall have no further force and effect.

         Section 1.3. Release of Unitrin, USC and Trinity Companies. Subject to, and in consideration of, the terms and conditions of this Agreement, effective as of 12:01 a.m., Central Time on the Closing Date, each Kemper Company does hereby remise, release, acquit and forever discharge Unitrin, USC and each Trinity Company and their respective directors, officers, employees, agents, representatives, Affiliates (as defined below), successors and assigns (collectively, the "Trinity Releasees") of and from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, rights of subrogation, indemnity, contribution, demands, and liabilities against the Trinity Releasees whatsoever, whether known on unknown, in law or in equity, arising under or in connection with the Terminated Trinity Obligations (as defined below), which any Kemper Company ever had, now has, or hereafter can, shall or may have, against the Trinity Releasees, from the beginning of the world to the end of the world.

         For purposes of this Agreement, the term "Terminated Trinity Obligations" shall mean any obligation or liability of any Trinity Releasee under the terms and conditions of (a) either the Transition Agreement or the Employee Agreement, (b) Article VII of the Policy Conversion Agreement, (c)
Section VIII.B(1) of the Reinsurance Agreement, (d) Article 13A of the Stock Purchase Agreement, and (e) Section 2.2 of the Asset Purchase Agreement.

         For purposes of this Agreement, the term "Affiliate" means, with respect to any person, at the time in question, any other person controlling, controlled by or under common control with such person. "Person" means any individual, corporation, partnership, firm, joint venture, association, limited liability company or other entity. "Control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, the holding of policyholders' proxies, by contract other than a commercial contract for goods or non-management services, or otherwise, unless the power is the result of an official position with or corporate office held by the person. Except as provided otherwise in this Agreement, control is rebuttably presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote, or hold shareholders' proxies representing 10% or more of the voting securities of any person, or holds or controls sufficient policyholders' proxies, or is entitled by contract or otherwise, to nominate, appoint or elect the majority of the board of directors or comparable governing body of any other persons.

         Section 1.4. Release of Kemper. Subject to, and in consideration of, the terms and conditions of this Agreement, effective as of 12:01 a.m., Central Time, on the Closing Date, each of Unitrin, USC and the Trinity Companies, do hereby remise, release, acquit, and forever discharge each of the Kemper Companies and their respective directors, officers, employees, agents, representatives, Affiliates, successors and assigns, (collectively, the "Kemper Releasees") of and from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, rights of subrogation, indemnity, contribution, demands, and liabilities against the Kemper Releasees whatsoever, whether known or unknown, in law or in equity, arising under or in connection with Terminated Kemper Obligations (as defined below), which Unitrin, USC and the Trinity Companies ever had, now have, or hereafter can, shall or may have against the Kemper Releasees, from the beginning of the world to the end of the world.

         For purposes of this Agreement, the term "Terminated Kemper Obligations" shall mean any obligation or liability of any Kemper Releasee under the terms and conditions of (a) either the Transition Agreement or the Employee Agreement, (b) Sections 10(b) and 10(c) of the Services Agreement, (c)
Article 13A of the Stock Purchase Agreement, and (d) any obligations under the Stock Purchase Agreement, the Asset Purchase Agreement and/or any other agreement as they relate to reimbursement of the Trinity Companies for any commercial lines assigned risk assessments payable by either the Kemper Companies, Kemper Auto or Kemper Independence. In addition, the term "Terminated Kemper Obligations" shall include any obligation or liability that any Kemper Releasee would have had under Article VIII.C of the Reinsurance Agreement if not for the deletion of the words "premium taxes and policy fees, if any, or other" from the first sentence of Article VIII.C thereof pursuant to
Section 1.7 below.

         Section 1.5. Limitations on Access and Cooperation. In the event that payment is made to Lumbermens pursuant to Sections 1.1 and 1.6 of this Agreement, each Kemper Company hereby waives any right it may have under the Asset Purchase Agreement, Stock Purchase Agreement, Policy Conversion Agreement, Services Agreement and Reinsurance Agreement to examine or make copies of records, books, files, reports, data and any other information maintained by Unitrin, USC or any Trinity Company or to contact any employee of Unitrin, USC or any Trinity Company, in either case for the purpose of reviewing or investigating the amount paid pursuant to either Section 1.1 or
Section 1.6 or the calculation of such amount. Section 1.6. License of "Kemper" Name. Unitrin shall pay Lumbermens $300,000 in immediately available funds as consideration for the extension of the license to use of the Kemper Brands from a term of five years as set forth in the Asset Purchase Agreement to a term of one hundred years. In order to effectuate this extension, the parties agree to the amendment of the Asset Purchase Agreement as provided in this Section 1.6. Effective as of the Closing Date, subject to the satisfaction or waiver of all conditions to closing set forth in Section 4.1 of this Agreement, the Asset Purchase Agreement is amended as follows:

         Section 5.14(a) is amended to read as follows:

         For the period beginning on the Closing Date and ending on the one hundredth anniversary of the Closing Date, Lumbermens hereby grants to the Trinity Companies and Unitrin, Inc. (each a "Licensee" and collectively the "Licensees," and all future references in this Section 5.14 to "Trinity Companies" shall be changed to read "Licensees") and their respective Affiliates a limited, non-exclusive, royalty-free, non-transferable right to use the mark "Kemper" and the Kemper logo set forth in Schedule 5.14(a) (collectively, the "Kemper Marks") and the Internet domain names set forth in
         Schedule 5.14(b) (collectively, the "Kemper Domain Names," and together with the Kemper Marks, the "Kemper Brands") solely in connection with the promotion and conduct of the Personal Lines Insurance business in all fifty states and the District of Columbia in accordance with the procedures, guidelines and standards furnished by Lumbermens to the Trinity Companies and their Affiliates from time to time (the "Standards") and subject to the terms and conditions herein. Such right to use is hereinafter referred to as "License."

         After the second sentence of Section 5.14(b), insert the following new sentence:

         Notwithstanding any such revision to the Standards, the Trinity Companies shall not be required to modify any actual use of the Kemper Brands that complies with the Standards in effect prior to the revision.

         In the seventh sentence of Section 5.14(b), insert the phrase "when reasonably requested by Lumbermens" after the word
         "provide" and before the word "Lumbermens."

         In Section 5.14(c), strike the eighth sentence and replace it with the following:

         Lumbermens and its Affiliates shall obtain such registrations or renewals of any of the Kemper Brands in such jurisdictions as it deems appropriate or necessary. If any of the Trinity Companies or any of their respective Affiliates wish to obtain any such registration or renewal, including any Internet domain name registration or other registration containing the term "Kemper" it shall notify Lumbermens in writing. If within thirty (30) days of such notice Lumbermens does not take active steps to obtain such registration or renewal, the Trinity Companies are hereby authorized to take such actions on behalf of Lumbermens. In such case, Lumbermens shall execute all papers reasonably requested by the Licensees to effect any necessary or appropriate registration, maintenance or renewal of any of the Kemper Brands and, to the extent Lumbermens fails to execute all such papers, Lumbermens hereby appoints the Licensees as its attorney in fact authorized to execute such papers on behalf of Lumbermens. Lumbermens acknowledges and agrees that the foregoing power of attorney is coupled with an interest and is irrevocable while the License remains in effect.

         In Section 5.14(c), strike the tenth sentence and replace it with the following:

         Lumbermens shall have the first right, but not the obligation to bring any action in the courts, administrative agencies or otherwise to prevent the infringement, dilution, imitation, simulation, illegal use or misuse of any of the Kemper Brands ("Unauthorized Use"). If within thirty (30) days of any notice from the Trinity Companies of any Unauthorized Use in connection with the marketing, issuance, administration or sale of Personal Lines Insurance Lumbermens elects not to assert a claim, the Trinity Companies are hereby authorized to take any action in the courts, administrative agencies or otherwise as they deem necessary to prevent the Unauthorized Use, and the Trinity Companies are authorized to include Lumbermens and its Affiliates as party plaintiffs in any such action.

         Section 5.14(f) is amended to replace reference to "fifth anniversary" to read "one hundredth anniversary."

         Add a new Section 5.14(g) as follows:

         Notwithstanding the provisions of Section 11.9, at any time after the fifth anniversary of the Closing Date, all of the rights and obligations, but in any case not less than all of such rights and obligations, of the Trinity Companies with respect to the Kemper Brands under this Section 5.14 may be assigned in full by the Trinity Companies, without the prior written consent of Lumbermens, to a purchaser of all or substantially all of the assets of the Personal Lines Insurance business with which the Kemper Brands are used, provided such purchaser expressly agrees in writing to assume all of the obligations of this Section 5.14 and the Trinity Companies expressly agree in writing to guarantee the obligations of such purchaser to Lumbermens, in a form reasonably acceptable to Lumbermens. Further, subparts (vii),
         (viii) and (ix) of the first paragraph of Section 5.14(d) shall apply only from the Closing Date through the fifth anniversary of the Closing Date.

         Section 1.7. Additional Amendment to the Reinsurance Agreement. The parties hereby agree to, and do hereby, amend the Reinsurance Agreement by deleting the words "premium taxes and policy fees, if any, or other" from the first sentence of Section VIII.C thereof.

         Section 1.8. Finality of Prior Payments. Notwithstanding anything contained in this Article I to the contrary, any and all amounts that were due and payable under the Policy Conversion Agreement and Services Agreement with respect to periods ending on or before June 30, 2004, are hereby acknowledged by the parties hereto to have been paid in full satisfaction and no party shall have any right to dispute or challenge any overpayment, underpayment or nonpayment, including, without limitation, any overpayment, underpayment or nonpayment made, or not made, in error, of any such amount.

                                  ARTICLE II
                                  ----------
                    REPRESENTATIONS AND WARRANTIES OF KEMPER
                    ----------------------------------------

         Each of the Kemper Companies hereby represents and warrants to Unitrin, USC and each Trinity Company, as of the date hereof and as of the Closing Date, as follows:

         Section 2.1. Organization and Good Standing. Each of the Kemper Companies is an insurance company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full power and authority to own or lease its property, to conduct its business as presently conducted and to enter into this Agreement and consummate the transactions described herein.

         Section 2.2. Authorization. Each of the Kemper Companies has the full corporate power and authority, and has taken all corporate action necessary, in order to execute, deliver and perform its respective obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by each of the Kemper Companies and constitutes the valid and legally binding obligations of such companies, enforceable against such companies in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or similar laws affecting or relating to creditors' rights generally and subject to general principles of equity.

         Section 2.3. Consents and Approvals. Except for the consents and approvals listed in Section 4.1(b) of this Agreement, the Kemper Companies are not required to obtain any consent or approval of any third person for the consummation by any Kemper Company of the transactions contemplated by this Agreement.

         Section 2.4. No Insolvency Proceedings. None of the Kemper Companies has received a service of summons or other notice that the Illinois Director of Insurance or the Division of Insurance of the Illinois Department of Financial and Professional Regulation (the "Illinois Division") has initiated any conservatorship, rehabilitation, liquidation or other insolvency proceedings against any of the Kemper Companies.

         Section 2.5. Survival. All representations and warranties contained in this Article II shall survive the consummation of the transactions contemplated by this Agreement.

                                 ARTICLE III
                                 -----------
                   REPRESENTATIONS AND WARRANTIES OF UNITRIN
                   -----------------------------------------

         Unitrin, USC and each of the Trinity Companies hereby represents and warrants to each of the Kemper Companies, as of the date hereof and as of the Closing Date, as follows:

         Section 3.1. Organization and Good Standing. Unitrin, USC and each of the Trinity Companies is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full power and authority to own or lease its properties, to conduct its business as presently conducted and to enter into this Agreement and consummate the transactions described herein.

         Section 3.2. Authorization. Unitrin, USC and each of the Trinity Companies have the full corporate power and authority, and have taken all corporate action necessary, in order to execute, deliver and perform their respective obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by Unitrin, USC and each of the Trinity Companies and constitutes the valid and legally binding obligations of such companies, enforceable against such companies in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or similar laws affecting or relating to creditors' rights generally and subject to general principles of equity.

         Section 3.3. Consents and Approvals. Unitrin, USC and the Trinity Companies are not required to obtain any consent or approval of any third person for the consummation by any of them of the transactions contemplated by this Agreement.

         Section 3.4 Survival. All representations and warranties contained in this Article III shall survive the consummation of the transactions contemplated by this Agreement.

                                  ARTICLE IV
                                  ----------
                               CLOSING CONDITIONS
                               ------------------

         Section 4.1. Conditions to Unitrin's Obligation to Close. The obligations of Unitrin, USC and the Trinity Companies to make the payments contemplated by Sections 1.1 and 1.6 of this Agreement and to provide the release contemplated by Section 1.4 of this Agreement are subject to the fulfillment on or before the Closing Date of the following conditions, any one or more of which may be waived by them:

               a) Representations and Warranties. The representations and warranties of each Kemper Company shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date and Unitrin shall have received a certificate signed by an officer of Lumbermens confirming such fact;

               b) Consents and Approvals. The Illinois Director of Insurance shall have approved the Kemper Companies consummation of the transactions contemplated hereby and such approval shall be in a form reasonably satisfactory to the parties hereto;

               c) Payments to KAH Employees. The Kemper Companies shall have delivered to Unitrin on the Closing Date for the benefit of each of the KAH Employees who so elects, a cashier's check made payable to each KAH employee in an amount agreed upon by such employee and the Kemper Companies, in each employee's name, subject to the delivery to Lumbermens of such employee's written release substantially in the form of Exhibit A attached hereto by such employee of all obligations of the Kemper Companies owed to the employee under Section 4 of that certain Benefits Agreement, dated April 11, 2002.

               d) Prior Payment. No later than the earlier of (i) August 26, 2004 or (ii) two (2) Business Days (as defined below) prior to the Closing Date, Unitrin shall have delivered to Lumbermens, in a mutually agreed upon amount, the calculation and payment of all payments due and payable to the Kemper Companies for the period ended June 30, 2004. As used herein, the term "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in New York and Chicago for the conduct of substantially all of their commercial lending activities; and

               e) Other Documents. Lumbermens shall have delivered to Unitrin:
         (a) copies of the resolutions (in form and substance reasonably satisfactory to Unitrin) duly adopted by the board of directors of each Kemper Company authorizing the execution, delivery and performance of this Agreement by such Kemper Company, certified (in form and substance reasonably satisfactory to Unitrin) by the Secretary or an Assistant Secretary of each such Kemper Company; (b) certificates (in form and substance reasonably satisfactory to Unitrin) of the Secretary or an Assistant Secretary as to the incumbency and signatures of the officers of the Kemper Companies executing this Agreement; (c) certificate dated the Closing Date (in form and substance reasonably satisfactory to Unitrin) of an officer of Lumbermens certifying that, to his or her knowledge, none of the Kemper Companies has received, on or after the date hereof, a service of summons or other notice from the Illinois Division not previously received by any Kemper Company, that the Illinois Director of Insurance or the Illinois Division has initiated or intends to initiate any conservatorship, rehabilitiation, liquidation or other insolvency proceedings against any of the Kemper Companies, and (d) such other documents, certificates or records as Unitrin or its counsel may reasonably request.

         Section 4.2. Conditions to Kemper's Obligation to Close. The obligation of the Kemper Companies to provide the release contemplated by
Section 1.3 of this Agreement and to consent to the amendment of Section 5.14 of the Asset Purchase Agreement, as provided in Section 1.6 is subject to the fulfillment on or before the Closing Date of the following conditions, any one or more of which may be waived by them:

               a) Representations and Warranties. The representations and warranties of Unitrin, USC and each Trinity Company shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, and Lumbermens shall have received a certificate signed by an officer of Unitrin confirming such fact;

               b) Consents and Approvals. The Illinois Director of Insurance shall have approved the Kemper Companies consummation of the transactions contemplated hereby and such approval shall be in a form reasonably satisfactory to the parties hereto;

               c) Payment by Unitrin. Unitrin, USC and the Trinity Companies shall have made the payments to Lumbermens, as contemplated by Sections 1.1 and 1.6 of this Agreement, totaling $32,229,734 in immediately available funds;

               d) Release by KAH Employees. The Kemper Companies shall have received written releases substantially in the form attached hereto as Exhibit A from each KAH employee who receives payment pursuant to
         Section 4.1(c) of this Agreement of all obligations of the Kemper Companies owed said employee under Section 4 of that certain Benefits Agreement, dated April 11, 2002; and

               e) Prior Payment. No later than the earlier of (i) August 26, 2004 or (ii) two (2) Business Days prior to the Closing Date, Lumbermens shall have received from Unitrin, in a mutually agreed upon amount, the calculation and payment of all payments due and payable to the Kemper Companies for the period ended June 30, 2004; and

               f) Other Documents. Unitrin shall have delivered to Lumbermens:
         (a) certificates (in form and substance reasonably satisfactory to Lumbermens) of the Secretary or an Assistant Secretary as to the incumbency and signatures of the officers of Unitrin, USC and the Trinity Companies executing this Agreement; and (b) such other documents, certificates or records as Lumbermens or its counsel may reasonably request.

         Section 4.3. Reasonable Efforts. The Kemper Companies shall promptly take all reasonable action and make all necessary filings required to obtain the approval of the Illinois Division required as a condition of closing hereunder. Unitrin, USC and the Trinity Companies agree to take all reasonable action to cooperate with the Kemper Companies in their efforts to obtain the required approval of the Illinois Director of Insurance.

                                  ARTICLE V

                          TERMINATION PRIOR TO CLOSING

         Section 5.1. Termination Prior to Closing. This Agreement may be terminated at any time prior to the closing of the transactions contemplated hereby:

               a) by mutual consent of the parties;

               b) by either Unitrin or Lumbermens giving written notice to the other if any condition to its obligations (and those of its Affiliates which are parties to this Agreement), as set forth in Article IV of this Agreement is not satisfied or waived prior to August 31, 2004; provided, however, such right to terminate shall not be available to any party that breaches its obligations set forth in Section 4.3 of this Agreement; or

               c) by either Unitrin or Lumbermens giving written notice to the other in the event that any governmental authority shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties shall use commercially reasonable efforts to terminate for a period of up to 7 calendar days) in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby, and such efforts to terminate such order, decree, ruling or other action shall have failed.

                                  ARTICLE VI
                                  ----------
                                INDEMNIFICATION
                                ---------------

         Section 6.1. Indemnification of Unitrin. The Kemper Companies shall indemnify, defend and hold harmless Unitrin, USC, the Trinity Companies and their respective directors, officers, employees, representatives, Affiliates, successors and permitted assigns (collectively, the "Unitrin Indemnitees") from and against all actions, claims, losses, liabilities, damages, deficiencies, costs, expenses (including reasonable fees and expenses of attorneys), interest and penalties (collectively, referred to hereinafter as "Losses") asserted against, imposed upon or incurred by such Unitrin Indemnitees resulting from, arising out of, based upon or otherwise in respect of any of the following: (a) any breach or inaccuracy in the representations and warranties contained in
Article II of this Agreement, (b) any breach, nonfulfillment or default in the performance of any of the covenants and agreements of the Kemper Companies contained in this Agreement and (c) the enforcement of this indemnity.

         Section 6.2. Indemnification of Kemper. Unitrin, USC and the Trinity Companies shall indemnify, defend and hold harmless the Kemper Companies and their respective directors, officers, employees, representatives, Affiliates, successors and permitted assigns (collectively, the Kemper Indemnitees") from and against all Losses asserted against, imposed upon or incurred by such Kemper Indemnitees resulting from, arising out of, based upon or otherwise in respect of any of the following: (a) any breach or inaccuracy in the representations and warranties contained in Article III of this Agreement, (b) any breach, nonfulfillment or default in the performance of any of the covenants and agreements of Unitrin, USC or the Trinity Companies contained in this Agreement, (c) the acts, omissions and/or performance by any Subject Employee (as defined in the Employee Agreement) (except to the extent such acts or omissions were pursuant to the written instructions of any of the Kemper Companies) during the Service Period (as defined in the Employee Agreement),
(d) any claims for any severance pay, if any, or any other amounts due or costs incurred by the Kemper Companies as a result of the termination of any Subject Employee during the Service Period, except for severance payments relating to Subject Employees who were notified or scheduled for termination prior to the date of the Employee Agreement, , and (e) the enforcement of this indemnity.

         Section 6.3. Indemnification Procedures. The procedures set forth in
Article IX of the Asset Purchase Agreement shall govern all indemnification claims under this Agreement.

                                  ARTICLE VII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

         Section 7.1. Dispute Resolution. Any disputes arising out of this Agreement that cannot be resolved by the parties shall be resolved in accordance with the dispute resolution procedures contained in the Asset Purchase Agreement.

         Section 7.2. Joint and Several Obligations. Each of the Kemper Companies shall be jointly and severally liable for all obligations under, or relating to, this Agreement. Unitrin, USC and the Trinity Companies shall be jointly and severally liable for all obligations under, or relating to, this Agreement.

         Section 7.3. Entire Agreement. This Agreement, together with the Schedules hereto, constitutes the entire contract between the parties. No amendment or modification hereof shall be of any force or effect unless in writing and signed by the party or parties hereto against whom such amendment or modification is sought to be enforced.

         Section 7.4. No Third Party Beneficiaries. Nothing herein, express or implied, is intended, or shall be construed to confer upon or give to any person other than the signatories hereto and their respective legal representatives, any rights or remedies under or by reason of this Agreement. There are no third party beneficiaries of this Agreement and the transactions contemplated hereby.

         Section 7.5. Counterparts. This Agreement may be executed by the parties in one or more counterparts, each of which shall constitute an original. Each such counterpart shall become effective when one counterpart has been signed by each party hereto.

         Section 7.6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

         Section 7.7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time delivered to the persons at the addresses set forth below (or such other address as may be provided hereunder):

             (a)   If to Unitrin, USC or         Unitrin, Inc.
                   the Trinity Companies:        One East Wacker Drive
                                                 Chicago, IL 60601
                                                 Attention:  General Counsel



             (b)   If to the Kemper Companies:   Lumbermens Mutual Casualty
                                                   Company
                                                 One Kemper Drive
                                                 Long Grove, IL 60049-0001
                                                 Attention:  General Counsel

         Section 7.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns but except as otherwise specifically provided herein, the Agreement and the respective rights and obligations of the parties hereto shall not be assignable by any party hereto without prior written consent of the other parties hereto.





            **The remainder of this page intentionally left blank**

         IN WITNESS WHEREOF, each of the corporate parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized officers, all as of the date set forth above.



                                LUMBERMENS MUTUAL CASUALTY COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                AMERICAN MOTORISTS INSURANCE COMPANY



                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                AMERICAN MANUFACTURERS MUTUAL INSURANCE COMPANY



                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                AMERICAN PROTECTION INSURANCE COMPANY



                                By:    ____________________________________

                                Name:  ___________________________________

                                Title:   ___________________________________



                                KEMPER LLOYDS INSURANCE COMPANY



                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN, INC.

                                By: _______________________________________

                                Name: _____________________________________

                                Title: ____________________________________



                                UNITRIN SERVICES COMPANY

                                By: _______________________________________

                                Name: _____________________________________

                                Title: ____________________________________



                                TRINITY UNIVERSAL INSURANCE COMPANY



                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN ADVANTAGE INSURANCE COMPANY



                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN AUTO AND HOME INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN PREFERRED INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                KEMPER INDEPENDENCE INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                TRINITY LLOYD'S INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                ALPHA PROPERTY & CASUALTY INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN COUNTY MUTUAL INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                CHARTER INDEMNITY COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                FINANCIAL INDEMNITY COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                MILWAUKEE CASUALTY INSURANCE CO.

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                MILWAUKEE SAFEGUARD INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                SECURITY NATIONAL INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                TRINITY UNIVERSAL INSURANCE COMPANY OF
                                  KANSAS, INC.

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNION NATIONAL FIRE INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITED CASUALTY INSURANCE COMPANY  OF AMERICA

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN DIRECT ADVANTAGE INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                UNITRIN DIRECT INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                VALLEY INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________



                                VALLEY PROPERTY & CASUALTY INSURANCE COMPANY

                                By:    _____________________________________

                                Name:  _____________________________________

                                Title:   ___________________________________

                                   EXHIBIT A

                                FORM OF RELEASE




                     SETTLEMENT AND TERMINATION AGREEMENT

                  ___________________________________________



         THIS SETTLEMENT AND TERMINATION AGREEMENT (this "Agreement") is made effective as of August ___, 2004 (the "Effective Date"), by and between LUMBERMENS MUTUAL CASUALTY COMPANY ("Lumbermens") and the undersigned individual (the "Employee").

         WHEREAS, Lumbermens and, among others, the Employee had entered into that certain Benefits Agreement dated April 11, 2002 (the "Benefits Agreement"); and

         WHEREAS, Lumbermens and the Employee now desire to terminate paragraph 4 of the Benefits Agreement without any further liability of Lumbermens under the Benefits Agreement; and

         WHEREAS, due to Lumbermens' financial condition, Lumbermens is subject to corrective orders issued by the Illinois Department of Insurance, now the Illinois Department of Financial and Professional Regulation - Division of Insurance (the "DOI"), and pursuant thereto, the DOI must approve the termination of paragraph 4 of the Benefits Agreement on the terms and conditions set forth herein; and

         WHEREAS, Lumbermens and the Employee have mutually agreed to terminate paragraph 4 of the Benefits Agreement on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Paragraph 4 of the Benefits Agreement shall be terminated effective as of the Effective Date, and thereafter Lumbermens shall have no other or further obligation to the Employee under paragraph 4 of the Benefits Agreement as of and from the Effective Date.

         2. On the Effective Date, Lumbermens shall pay to the Employee the following dollar amount, $____________, less applicable federal and state tax withholding for wages, by cashiers check made payable to the Employee and delivered to the Employee's current employer. The Employee shall specify his or her home address and social security number on the signature page hereof, such information to be used by Lumbermens for tax reporting purposes. The payment made hereunder shall be subject to any applicable reporting and/or withholding requirements.

         3. As of the Effective Date (but subject to receipt of his or her aforesaid payment), the Employee by signing below, for himself or herself and his or her heirs, successors and assigns, does hereby release and discharge Lumbermens and its past, present, and future agents, affiliates, employees, officers, directors, shareholders, successors and assigns (collectively, "Kemper"), from any and all claims, liabilities, actions, causes of action, damages, debts, obligations, expenses (including attorneys' fees), sums of money, controversies, agreements, judgments, executions, demands or suits whatsoever, in law or in equity, known or unknown, whether based on tort, contract, or other theories of recovery (collectively, "Claims"), which the Employee does or may have (or which might in the future accrue to him or her) arising out of or in any way concerning paragraph 4 of the Benefits Agreement, but excluding any breach of this Agreement.

         4. This Agreement is subject to and conditioned upon the receipt by Lumbermens on or before the Effective Date of (a) from the Employee, a copy of this Agreement signed by the Employee, and (b) from the DOI, all approvals, in form and substance reasonably satisfactory to Lumbermens, which may be required for Lumbermens to enter into and perform this Agreement.

         5. The Employee represents and warrants to Lumbermens that he or she is currently employed by a wholly owned subsidiary of Unitrin, Inc. on the Effective Date and has been constantly so employed since January 2003.

         6. The Employee acknowledges that he or she is executing a copy of this Agreement prior to the execution by Lumbermens.

         7. This Agreement, when executed by both the Employee and Lumbermens, shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, and assigns. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of laws principles.

         8. This Agreement may be executed in counterpart, and by the different parties on different counterpart signature pages, which taken together shall constitute one and the same agreement. Any of such counterparts shall for all purposes be deemed an original.

         9. The Employee acknowledges and agrees that this Agreement is for the sole benefit of the parties hereto and that Lumbermens shall owe no duty hereunder to any other person or entity. No other person or entity shall be deemed a third-party beneficiary of this Agreement or have any rights hereunder (unless explicitly granted by the terms hereof). The rights granted hereunder to the Employee may only be enforceable by the Employee and his or her respective heirs.

         10. LUMBERMENS MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING OR IN CONNECTION WITH THIS AGREEMENT. THE EMPLOYEE HEREBY CONFIRMS THAT HE OR SHE HAS MADE HIS OR HER OWN INVESTIGATION OF THE MERITS OF SIGNING OR NOT SIGNING THIS AGREEMENT AND HAS HAD FULL OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS AGREEMENT. The Employee represents and warrants to Kemper that in executing this Agreement, the Employee has had the opportunity, in his or her discretion, to consult with an attorney of his or her choice; that the terms of this Agreement have been read; that if the Employee has chosen to consult with an attorney, has had the terms and consequences of this Agreement (including risks, complications, and costs) explained to him or her by that attorney; and that the Employee fully understands the terms and consequences of this Agreement. The Employee shall bear all attorneys' fees and costs arising from the Employee's own counsel in connection with this Agreement and all related matters. The Employee further acknowledges and represents that, in executing this Agreement, he or she has not relied on any inducements, promises, or representations made by Lumbermens or Kemper or any party representing or serving Lumbermens or Kemper. The Employee represents and warrants that his or her execution of this Agreement is fully informed and free and voluntary.

         IN WITNESS WHEREOF, the undersigneds have executed this Agreement as of the date first above written.

                                             LUMBERMENS MUTUAL CASUALTY COMPANY


                                             By:______________________________
                                             Print Name:______________________
                                             Title:___________________________



THE EMPLOYEE:

Sign Name:______________________________
Print Name:_____________________________
Social Security Number:_________________
Home Address:
_____________________________
_____________________________
_____________________________
_____________________________